UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2012 (January 3, 2012)

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On January 3, 2012, NGL Energy Partners LP (the “Partnership”) completed its previously announced transaction with seven companies affiliated with Pacer Propane Holding, L.P. (collectively, “Pacer Propane”).  As contemplated by the Contribution and Sale Agreements (the “Contribution and Sale Agreements”), dated December 12, 2011, by and between the Partnership and Pacer Propane, Pacer Propane contributed substantially all of the assets comprising their propane operations to Hicksgas, LLC, a subsidiary of the Partnership, in exchange for approximately $30.5 million in cash and the issuance of 1.5 million common units (the “Pacer Common Units”) representing limited partnership interests in the Partnership.  The Contribution and Sale Agreements also contemplate a post-closing working capital payment for certain specified working capital items that may be payable by the Partnership or Pacer Propane.

The assets contributed by Pacer Propane consist of retail propane operations in Colorado, Illinois, Mississippi, Oregon, Utah and Washington.  The contributed assets include 17 owned or leased customer service centers and satellite distribution locations.

In connection with the completion of the Pacer Propane transaction and as contemplated by the Contribution and Sale Agreements, the current Registration Rights Agreement of the Partnership was amended by entering into Amendment No. 2 and Joinder to First Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement Amendment”), dated January 3, 2012, by and among NGL Energy Holdings LLC (the “General Partner”) and Pacer Propane.  The Registration Rights Agreement Amendment provides for, among other things, certain registration rights for the Pacer Common Units and increases the total number of permitted demand registrations from six to seven.

The descriptions of the Contribution and Sale Agreements and the Registration Rights Agreement Amendment are qualified in their entirety by reference to the full text of the Contribution and Sale Agreements and Registration Rights Agreement Amendment, copies of which are filed as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 2.7 and 4.1 to this Current Report on Form 8-K, respectively, and which are incorporated into this Item 1.01 by reference.

Each of the Contribution and Sale Agreements and the Registration Rights Agreement Amendment contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties with specified rights and obligations and to allocate risk among them and, in the case of the Contribution and Sale Agreements, is qualified by the related schedules.  Accordingly, the Contribution and Sale Agreements and the Registration Rights Agreement Amendment should not be relied upon as constituting a description of the state of affairs of any of the parties or their affiliates at the time it was entered into or otherwise.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On January 3, 2012, pursuant to the Contribution and Sale Agreements, the Partnership issued the Pacer Common Units to Pacer Propane in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2).  The Common Units were issued as partial consideration for the Pacer Propane transaction.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Pacer Propane transaction, on January 3, 2012, the Second Amended and Restated Limited Liability Company Agreement of the General Partner (the “LLC Agreement”), dated as of November 1, 2011, was amended by entering into Amendment No. 1 to the LLC Agreement (the “LLC Agreement Amendment”) to grant certain board observer rights to Frank B. Mapel, one of the founders of Pacer Propane.

On January 6, 2012, the General Partner amended the Second Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the “Partnership Agreement”), dated as of May 10, 2011, by entering into Second Amendment to the Partnership Agreement (the “Partnership Agreement Amendment”).  As agreed to in the Contribution and Sale Agreements, the Partnership Agreement Amendment provides for the waiver of distributions for the quarter ended December 31, 2011 on the Pacer Common Units.

The descriptions of the LLC Agreement Amendment and the Partnership Agreement Amendment are qualified in their entirety by reference to the full text of the LLC Agreement Amendment the Partnership Agreement Amendment, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and which are incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.

On January 3, 2012, the Partnership issued a press release announcing the completion of the Pacer Propane transaction.  A copy of the press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Partnership will file the financial statements required by Item 9.01(a) of

Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The Partnership will file the financial information required by Item 9.01(b) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Contribution and Sale Agreement, dated December 12, 2011, by and between NGL Energy Partners LP and Liberty Propane, L.L.C.*

2.2	Contribution and Sale Agreement, dated December 12, 2011, by and between NGL Energy Partners LP and Pacer-Enviro Propane, L.L.C.*

2.3	Contribution and Sale Agreement, dated December 12, 2011, by and between NGL Energy Partners LP and Pacer-Pittman Propane, L.L.C.*

2.4	Contribution and Sale Agreement, dated December 12, 2011, by and between NGL Energy Partners LP and Pacer-Portland Propane, L.L.C.*

2.5	Contribution and Sale Agreement, dated December 12, 2011, by and between NGL Energy Partners LP and Pacer Propane (Washington), L.L.C.*

2.6	Contribution and Sale Agreement, dated December 12, 2011, by and between NGL Energy Partners LP and Pacer-Salida Propane, L.L.C.*

2.7	Contribution and Sale Agreement, dated December 12, 2011, by and between NGL Energy Partners LP and Pacer-Utah Propane, L.L.C.*

3.1	Second Amendment to Second Amended and Restated Agreement of Limited Partnership of NGL Energy Partners LP, dated as of January 6, 2012

3.2	Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement of NGL Energy Holdings LLC, dated as of January 3, 2012

4.1

Amendment No. 2 and Joinder to First Amended and Restated Registration Rights Agreement, dated January 3, 2012, by and among NGL Energy Holdings LLC, Liberty Propane, L.L.C., Pacer-Enviro Propane, L.L.C., Pacer-Pittman Propane, L.L.C., Pacer-Portland Propane, L.L.C., Pacer Propane (Washington), L.L.C., Pacer-Salida Propane, L.L.C. and Pacer-Utah Propane, L.L.C.

99.1	NGL Energy Partners LP press release dated January 3, 2012

*                 Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A list of these Exhibits and Schedules is included in the index of the Contribution and Sale Agreement.  The Partnership agrees to furnish a supplemental copy of the omitted Exhibits and Schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: January 9, 2012		By:	/s/ Craig S. Jones
Craig S. Jones Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Contribution and Sale Agreement, dated December 12, 2011, by and between NGL Energy Partners LP and Liberty Propane, L.L.C.*

2.2	Contribution and Sale Agreement, dated December 12, 2011, by and between NGL Energy Partners LP and Pacer-Enviro Propane, L.L.C.*

2.3	Contribution and Sale Agreement, dated December 12, 2011, by and between NGL Energy Partners LP and Pacer-Pittman Propane, L.L.C.*

2.4	Contribution and Sale Agreement, dated December 12, 2011, by and between NGL Energy Partners LP and Pacer-Portland Propane, L.L.C.*

2.5	Contribution and Sale Agreement, dated December 12, 2011, by and between NGL Energy Partners LP and Pacer Propane (Washington), L.L.C.*

2.6	Contribution and Sale Agreement, dated December 12, 2011, by and between NGL Energy Partners LP and Pacer-Salida Propane, L.L.C.*

2.7	Contribution and Sale Agreement, dated December 12, 2011, by and between NGL Energy Partners LP and Pacer-Utah Propane, L.L.C.*

3.1	Second Amendment to Second Amended and Restated Agreement of Limited Partnership of NGL Energy Partners LP, dated as of January 6, 2012

3.2	Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement of NGL Energy Holdings LLC, dated as of January 3, 2012

4.1

Amendment No. 2 and Joinder to First Amended and Restated Registration Rights Agreement, dated January 3, 2012, by and among NGL Energy Holdings LLC, Liberty Propane, L.L.C., Pacer-Enviro Propane, L.L.C., Pacer-Pittman Propane, L.L.C., Pacer-Portland Propane, L.L.C., Pacer Propane (Washington), L.L.C., Pacer-Salida Propane, L.L.C. and Pacer-Utah Propane, L.L.C.

99.1	NGL Energy Partners LP press release dated January 3, 2012

*                 Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A list of these Exhibits and Schedules is included in the index of the Contribution and Sale Agreement.  The Partnership agrees to furnish a supplemental copy of the omitted Exhibits and Schedules to the Securities and Exchange Commission upon request.